UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Section 1 – Registrant’s Business and Operations
Item 8.01. Other events.
On January 27, 2009, Selectica, Inc. issued a press release regarding the procedures for effecting the transfer of record ownership of shares of Selectica Common Stock issued to stockholders in connection with the exchange of previously outstanding rights for one share of its common stock and the expectation of the resumption of trading in Selectica Common Stock . A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica’s products and services; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-KSB, and other reports filed by the Company with the Securities and Exchange Commission. Notwithstanding the adoption of the Rights Agreement, there can be no assurances that the Company will be able to utilize the NOLs in the future. All forward-looking statements in this Form 8-K are made as of the date hereof, and we do not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Exhibit Description

99.1	Press Release, dated January 27, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 27, 2009	SELECTICA, INC.
	By:	/s/ Richard Heaps
Richard Heaps
Chief Financial Officer